Exhibit 10.6
AMENDMENT NUMBER THREE
TO
AMENDED AND RESTATED WAFER SUPPLY AGREEMENT
     This Amendment Number Three (the “Amendment ”), effective as of June 9, 2008 (the “Amendment Effective Date”), amends the Amended and Restated Wafer Supply Agreement effective as of April 1, 2003 (as further amended by Amendment Number One, effective August 11, 2004 and Amendment Number Two, effective April 1, 2008) (the “Agreement”), by and between OKI Electric Industry Co., Ltd. (“OKI ELECTRIC” or “OKI”), a Japanese corporation having its registered head office at 7-12, Toranomon 1-chome, Minato-ku, Tokyo 105-8460, Japan, and Power Integrations International, Ltd. (“PI”) a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman KY1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.
Recitals
     Whereas, pursuant to the terms of the Agreement, PI grants to OKI ELECTRIC licenses of certain of PI’s intellectual property for the sole purpose of PI acquiring from OKI ELECTRIC the fabrication and supply of wafers of certain power IC products; and
     Whereas, PI and OKI ELECTRIC desire to amend the terms of the Agreement; and
     Whereas, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized officers of OKI ELECTRIC and PI.
     Now, Therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:
Agreement
1.	Section 13.1 is deleted in its entirety and replaced with the following:

This Agreement shall continue in full force and effect from the Effective Date until April 1, 2013, unless earlier terminated as provided herein (“Term”).
Effective as of the Amendment Effective Date, all references in the Agreement to the “Agreement” or “this Agreement” shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.
Confidential

In Witness Whereof, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

OKI ELECTRIC INDUSTRY CO., LTD.		POWER INTEGRATIONS INTERNATIONAL, LTD.

By:	/s/ Akira Arimatsu	By:	/s/ John L. Tomlin

Name:	Akira Arimatsu	Name:	John L. Tomlin

Title:	General Manager	Title:	President
Confidential

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